UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Citigroup Investments Corporate Loan Fund Inc.

(Name of Registrant as Specified In Its Charter)

Robert M. Nelson

(Name of Person Filing Proxy Statement)

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(1)	Title of each class of securities to which the transaction applies:

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CITIGROUP INVESTMENTS CORPORATE LOAN FUND INC.

125 BROAD STREET

NEW YORK, NEW YORK 10004

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Notice is hereby given that the Annual Meeting of Shareholders of CITIGROUP INVESTMENTS CORPORATE LOAN FUND INC. will be held at the Citigroup Center, 153 E. 53rd Street, New York, New York, 14th floor Conference Center, on January 28, 2005, at 11:00 a.m., New York time, for the following purposes:

1.	To elect two Class II directors of the Fund (Proposal No. 1); and

2.	To transact such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.

Holders of record of shares of the Fund at the close of business on December 10, 2004 are entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

By order of the Board of Directors,

Robert I. Frenkel

Secretary

New York, New York

December 29, 2004

Shareholders who do not expect to attend the annual meeting are requested to complete, sign, date and return the proxy card in the enclosed envelope, which needs no postage if mailed in the continental United States, or, for shares held in a brokerage account, vote their shares by telephone or through the internet. Instructions for the proper execution of proxy cards are set forth on the following page. It is important that proxies be returned promptly.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Executor

CITIGROUP INVESTMENTS CORPORATE LOAN FUND INC.

125 BROAD STREET

NEW YORK, NEW YORK 10004

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 28, 2005

This proxy statement and accompanying proxy card (“proxy”) are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Citigroup Investments Corporate Loan Fund Inc. (the “Fund”), for use at the Annual Meeting of Shareholders of the Fund to be held at the Citigroup Center, 153 E. 53rd Street, New York, New York, 14th floor Conference Center, on January 28, 2005 at 11:00 a.m., New York time, and at any adjournments thereof (the “Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the “Notice”).

The cost of soliciting proxies and the expenses incurred in preparing this proxy statement will be borne by the Fund. In addition, the Fund will reimburse brokerage firms or other record holders for their expenses in forwarding solicitation materials to beneficial owners of shares of the Fund. Proxy solicitations will be made primarily by mail. In addition, certain officers, directors and employees of the Fund; Citigroup Global Markets Inc. (“Citigroup Global Markets” or “CGM”); Smith Barney Fund Management LLC (“SBFM” or the “Manager”), the Fund’s investment manager, which is an affiliate of Citigroup Global Markets; and/or PFPC Inc. (“PFPC”), the Fund’s transfer agent, may solicit proxies in person or by telephone or mail. Citigroup Global Markets and SBFM are located at 388 Greenwich Street, New York, New York 10013 and 399 Park Avenue, New York, New York 10022, respectively; PFPC is located at P.O. Box 8030, Boston, Massachusetts 02266.

The Annual Report of the Fund, including audited financial statements for the fiscal year ended September 30, 2004, has previously been furnished to all shareholders of the Fund. The Fund will provide additional copies of the Annual Report to any shareholder upon request by calling the Fund at 1-800-451-2010.

This proxy statement and proxy are first being mailed to shareholders on or about December 29, 2004.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted “FOR” all the proposals listed in the Notice. Proposal No. 1 requires the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present for approval. A quorum consists of the presence (in person or by proxy) of the holders of a majority of the outstanding shares of the Fund entitled to notice of, and to vote at, the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which such broker or nominee does not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, abstentions and broker non-votes will have no effect on Proposal No. 1, for which the required vote is a plurality of the votes cast. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Fund at the Fund’s address indicated above prior to the Meeting or by voting in person at the Meeting.

The Board knows of no business other than that specifically mentioned in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment to the extent permissible under applicable law.

The Board has fixed the close of business on December 10, 2004 as the record date (the “Record Date”) for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting. Shareholders of the Fund as of the Record Date will be entitled to one vote on each matter for each share held and a fractional vote with respect to fractional shares, with no cumulative voting rights. As of the Record Date, the Fund had outstanding 9,892,850.186 shares of Common Stock, par value $0.001 per share (the “Common Stock”), of which 9,857,624 shares (or 99.6%) were held but not beneficially owned by Cede & Co., P.O. Box 20, Bowling Green Station, New York, NY 10004. As of the Record Date, the Fund had outstanding 1,700 shares of Series A and 1,700 shares of Series B Preferred Stock, par value $0.001 per share (collectively, the “Preferred Stock”) of which 3,400 shares (100%) were held but not beneficially owned by Cede & Co. As of the Record Date, no person (including any “group” as that term is used in Section 13(d) of the Securities Exchange Act of 1934) other than Travelers Casualty and Surety Company, to the knowledge of the fund, owned beneficially 5% or more of the outstanding shares of the Fund. As of the Record Date, the officers and Board members of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund.

In the event that a quorum is not present, or if sufficient votes in favor of the proposals set forth in the Notice and this proxy statement are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. In determining whether to adjourn the Meeting, the following factors, among others, may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote in favor of such proposals and will vote against such adjournment those shares which they are entitled to vote against such proposals.

OWNERS OF FIVE PERCENT OR MORE OF THE OUTSTANDING SHARES OF THE FUND

The following table shows, as of December 10, 2004, the beneficial owners of 5% or more of the outstanding shares of the Fund. This information is based on reports (Schedules 13 D and G) filed with the Securities and Exchange Commission (“SEC”) by the firm listed in the table below as well as information as to beneficial ownership reported to the Fund on behalf of the holder.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent* of Class
Common Stock	Travelers Casualty and Surety Company One Tower Square Hartford, CT 06283	1,333,334	13.5%

*	Based upon 9,892,850.186 shares outstanding as of December 10, 2004.

As of the Record Date, to the knowledge of the Fund, no securities issued by Citigroup Global Markets’ ultimate parent corporation, Citigroup Inc. (“Citigroup”), were held by Board members who are not “interested persons” (as that term is used in the Investment Company Act of 1940, as amended (the “1940 Act”) of the Fund (“Independent Directors”).

PROPOSAL NO. 1

ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS

The Board is divided into three classes. The directors currently serving in Class II have terms expiring at the Meeting; each Class II director currently serving on the Board has been nominated by the Board for reelection at the Meeting to serve for a term of three years (until the year 2008 Annual Meeting of Shareholders) or until his successor has been duly elected and qualified.

Under the terms of the Fund’s Articles of Incorporation, as amended (the “Charter”), the holders of Preferred Stock are entitled as a class, to the exclusion of the holders of Common Stock, to elect two Directors of the Fund (the “Preferred Directors”). The Charter further provides that the remaining nominees shall be elected by holders of Common Stock and Preferred Stock voting together as a single class. Neither of the Directors designated as Preferred Directors is nominated for election at the Meeting. Therefore, the holders of the Fund’s Common Stock and Preferred Stock, voting together as a single class, are being asked to vote for Messrs. Frankel and Pavia as Directors of the Fund.

The Board knows of no reason why any of the nominees listed below will be unable to serve, and each nominee has consented to serve if elected, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee(s) as the Board may recommend.

Certain information concerning the nominees and the Directors continuing in office is set forth below. For any nominee or Director indicated as owning shares of the Fund, such ownership constituted less than 1% of the outstanding shares of the Fund as of the Record Date. All of the nominees are currently Directors of the Fund. Except as indicated, each nominee or Director has held the office shown or other offices in the same company for the last five years.

Persons Nominated for Election as Directors

Name, Address and Age	Position Held with Fund	Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Director- ships Held by Director
CLASS II DIRECTORS

Robert A. Frankel† 1961 Deergrass Way Carlsbad, CA 92009 Age 77	Director	Since 1998	Managing Partner of Robert A. Frankel Management Consultants; formerly Corporate Vice President of The Reader’s Digest Association, Inc.	24	None

Name, Address and Age	Position Held with Fund	Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Director- ships Held by Director
George M. Pavia† 600 Madison Avenue New York, NY 10022 Age 76	Director	Since 2001	Senior Partner, Pavia & Harcourt Attorneys.	7	None

Directors Continuing in Office

Name, Address and Age	Position Held with Fund	Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Director- ships Held by Director
CLASS I DIRECTORS

Allan J. Bloostein† 27 West 67th Street New York, NY 10023 Age 75	Director	Since 1998	President, Allan J. Bloostein Associates, a consulting firm; retired Vice Chairman of May Department Stores.	34	Director of Taubman Centers, Inc. (retail shopping centers)

Paul Hardin† 12083 Morehead Chapel Hill, NC 27514-8426 Age 73	Director	Since 2001	Chancellor Emeritus and Professor of Law at the University of North Carolina at Chapel Hill; formerly Chancellor of the University of North Carolina at Chapel Hill.	34	None

R. Jay Gerken, CFA* Citigroup Asset Management (“CAM”) 399 Park Avenue New York, NY 10022 Age 53	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of CGM; Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Advisor, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996-2001) and Smith Barney Growth and Income Fund (from 1996-2001)	221	None

*	An “interested person” of the Fund, as defined in the 1940 Act.

Name, Address and Age	Position Held with Fund	Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Director- ships Held by Director
CLASS III DIRECTORS

Dwight B. Crane† Harvard Business School Soldiers Field Road Morgan Hall # 375 Boston, MA 02163 Age 67	Director	Since 1998	Professor, Harvard Business School.	49	None

Paolo M. Cucchi† Drew University 108 Brothers College Madison, NJ 07940 Age 63	Director	Since 2001	Vice President and Dean of College of Liberal Arts at Drew University.	7	None

William R. Hutchinson† 535 N. Michigan Suite 1012 Chicago, IL 60611 Age 62	Director	Since 1998	President, WR Hutchinson & Associates, Inc. (oil industry consulting); formerly Group Vice President, Mergers & Acquisitions BP Amoco p.l.c.	42	Director of Associated Bank; Director of Associated Banc- Corp.

†	Director, trustee and/or general partner of other investment companies registered under the 1940 Act with which Citigroup Global Markets is affiliated.

The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2003:

Name of Director/Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director/Nominee and Advised by SBFM
Non-Interested Directors/Nominees
Allan J. Bloostein	None	Over $100,000
Dwight B. Crane	$1-$10,000	Over $100,000
Paolo M. Cucchi	None	$1-$10,000
Robert A. Frankel	$1-$10,000	$10,001-$50,000
Paul Hardin	$1-$10,000	Over $100,000
William R. Hutchinson	$1-$10,000	Over $100,000
George Pavia	None	None
Interested Directors/Nominees
R. Jay Gerken	$1-$10,000	Over $100,000

*	Mr. Gerken is an “interested person” as defined in the 1940 Act.

The Fund has a separately designated standing Audit Committee. The Fund’s Audit Committee is composed of all Directors who are not “interested persons” of the Fund, SBFM or their affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the New York Stock Exchange (“NYSE”) listing standards, namely Messrs. Bloostein, Crane, Frankel, Hardin, Hutchinson and Pavia. The principal functions of the Audit Committee are to (a) assist Board oversight of (i) the integrity of the Fund’s financial statements, (ii) the Fund’s compliance with legal and regulatory requirements, (iii) the qualifications and independence of the Fund’s independent registered public accounting firm, and (iv) the performance of the Fund’s internal audit functions and independent registered public accounting firm; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm, as well as approving the compensation thereof; (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by such independent registered public accounting firm; and (d) prepare the report required to be prepared by the Audit Committee pursuant to SEC rules for inclusion in the Annual Proxy Statement. This Committee met four times during the fiscal year ended September 30, 2004. The Fund adopted an Amended and Restated Audit Committee Charter at a meeting held on February 11, 2004, a copy of which is attached to this Proxy Statement as Annex A.

The Fund has a separately designated standing Nominating Committee. The Nominating Committee, the principal function of which is to select and nominate candidates for election or appointment by the Board as Directors of the Fund, is currently composed of Messrs. Bloostein, Crane, Cucchi, Frankel, Hardin, Hutchinson and Pavia. Only Directors who are not “interested persons” of the Fund as defined in the 1940 Act and who are “independent” as defined in the NYSE listing standards are members of the Nominating Committee. The Nominating Committee may consider nominees recommended by a shareholder as it deems appropriate. Shareholders who wish to recommend a nominee should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders. The Nominating Committee met twice during the Fund’s fiscal year ended September 30, 2004. The Fund adopted a Nominating Committee Charter at a meeting held on February 11, 2004, a copy of which is attached to this Proxy Statement as Annex B.

The Nominating Committee identifies potential nominees through its network of contacts, and may also engage, if it deems appropriate, a professional search firm. The Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund’s Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•	the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

The Board held nine meetings during the last fiscal year. In the last fiscal year, each of the directors attended at least 75% of the aggregate number of meetings of the Board and any committees on which he served during the period for which he was a Director. The Fund does not have a policy with regard to Board attendance at annual meetings of shareholders. One Board member attended the 2004 Annual Meeting.

COMPENSATION

Only the Independent Directors receive remuneration from the Fund for acting as directors. Aggregate expenses (including reimbursement for travel and out-of-pocket expenses) of $9,367 were paid to such directors by the Fund during the fiscal year ended September 30, 2004. Fees for the Independent Directors are set at $5,000 per annum. In addition, the Independent Directors receive $500 for each Board meeting attended in person and $100 for each telephonic Board meeting, plus travel and out-of-pocket expenses incurred in connection with Board meetings. The out-of-pocket expenses are borne equally by each individual fund, including the Fund, in the group of funds served by the same board members (the “Fund Complex”). None of the officers of the Fund received any compensation from the Fund for the fiscal year ended September 30, 2004. Officers and interested directors of the Fund are compensated by the Manager or by Citigroup Global Markets.

The following table shows the compensation paid by the Fund to each director during the Fund’s last fiscal year ended September 30, 2004 and by the Fund complex for the calendar year ended December 31, 2003:

COMPENSATION TABLE

Name of Person	Aggregate Compensation from Fund for the Fiscal Year Ended September 30, 2004	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Fund and Fund Complex for the Calendar Year Ended December 31, 2003	Total Number of Funds for Which Director Serves within Fund Complex
Allan J. Bloostein	$8,900	0	$126,600	34
Dwight B. Crane	9,700	0	168,875	49
Paolo M. Cucchi	8,400	0	50,400	7
Robert A. Frankel	9,400	0	83,900	24
R. Jay Gerken*	0	0	0	221
Paul Hardin	8,900	0	126,600	34
William R. Hutchinson	8,800	0	114,600	42
George M. Pavia	8,900	0	49,450	7

*	Designates a director who is an “interested person” of the Fund.

At the end of the calendar year during which a director attains the age of 80, the director is required to change to emeritus status. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Fund’s last fiscal year, total compensation paid by the Fund to a director emeritus totaled $1,875.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund’s directors and officers and persons who own more than 10% of the Fund’s common stock, as well as SBFM and certain of its affiliated persons, to file reports of ownership and changes in ownership with the SEC and the NYSE. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings. Based solely upon its review of the copies of such filings received by it and certain other information received by it, the Fund believes that, for the fiscal year ended September 30, 2004, all filing requirements applicable to such persons were complied with.

REPORT OF THE AUDIT COMMITTEE

Pursuant to meetings of the Audit Committee held on May 18, 2004, August 12, 2004, and November 23, 2004, the Audit Committee reports that it: (i) reviewed and discussed the Fund’s audited financial statements with management; (ii) discussed with KPMG LLP (“KPMG”), the independent registered public accounting firm to the Fund the matters (such as the quality of the Fund’s accounting principles and internal controls) required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as currently modified or supplemented, including, but not limited to, the scope of the Fund’s audit, the Fund’s financial statements and the Fund’s accounting controls; and (iii) received written confirmation from KPMG that it is independent and disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with the auditors the auditor’s independence. Based on the review and discussions referred to in items (i) through (iii) above, and subject to the limitations on the responsibilities and role of the Audit Committee as set forth in the Audit Committee Charter, the Audit Committee recommended to the Board (and the Board approved) that the audited financial statements be included in the Fund’s annual report for the Fund’s fiscal year ended September 30, 2004.

Submitted by the Audit Committee of the Fund’s Board of Directors

Allan J. Bloostein

Dwight B. Crane

Paolo M. Cucchi

Robert A. Frankel

Paul Hardin

William R. Hutchinson

George M. Pavia

EXECUTIVE OFFICERS

The following is a list of the current executive officers of the Fund, all of whom have been elected by the Board to serve until their respective successors are elected:

Name	Offices and Positions Held with Fund	Period Offices Held	Principal Occupations During Past Five Years and Age
R. Jay Gerken	Chief Executive Officer, Chairman of the Board and President	2002 to date	(see Table of Persons Nominated for Election as Directors, above)

Andrew B. Shoup CAM 125 Broad Street New York, NY 10004	Senior Vice President and Chief Administrative Officer	2003 to date	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM from 2001 to 2003; Director of Global Funds Administration of CAM from 2000 to 2001; Head of U.S. Citibank Funds Administration of CAM from 1998 to 2000; 48.

Glenn N. Marchak CAM 399 Park Avenue New York, NY 10022	Vice President and Investment Officer	1998 to date	Senior Vice President of Travelers Asset Management International Company LLC; Managing Director of CGM; 53.

Robert I. Frenkel CAM 300 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	2003 to date	Managing Director and General Counsel, Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of Citi Fund Management LLC (“CFM”); Secretary and Chief Legal Officer of certain funds associated with Citigroup; 50.

James Giallanza CAM 125 Broad Street New York, NY 10004	Chief Financial Officer and Treasurer	2004 to date	Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Director and Controller of the U.S. wholesale business at UBS Global Asset Management (from 2001-2004); Director of Global Funds Administration at CAM (from 2000-2001); Treasurer of the Lazard Funds (from 1998-2000); 38.

REQUIRED SHAREHOLDER VOTE

The affirmative vote of a plurality of the votes cast at the Meeting is required to elect directors pursuant to Proposal No. 1.

THE BOARD OF DIRECTORS OF THE FUND, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE FOR THE NOMINEES TO THE BOARD.

DISCLOSURE OF AUDITOR FEES

Audit Fees.    Fees for the annual audit of the Fund’s financial statements by KPMG for the fiscal years ended September 30, 2004 and 2003 were $47,000 and $47,000, respectively.

Audit-Related Fees.    Fees for services related to the audit of the Fund’s financial statements rendered by KPMG for the fiscal years ended September 30, 2004 and 2003 were $0 and $0, respectively. These amounts represent procedures performed and prepared for in an agreed upon procedures letter in accordance with the terms of the Articles Supplementary.

Tax Fees.    Fees for services rendered by KPMG for tax compliance for the fiscal years ended September 30, 2004 and 2003 were $2,500 and $2,500, respectively. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely tax qualification review and tax distribution and analysis planning rendered by KPMG to the Fund.

All Other Fees.    There were no other fees billed to KPMG for services rendered to the Fund for the last two fiscal years.

Pre-Approval Policies and Procedures.    The Audit Committee Charter requires that the Audit Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent registered public accounting firm to the Manager and any service providers controlling, controlled by or under common control with the Manager that provide ongoing services to the Fund (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Audit Committee may not approve non-audit services that the Committee believes may impair the independence of the registered public accounting firm. As of the date of the approval of the Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Manager and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Manager and (c) any Covered Service Provider during the fiscal year in which the services are provided that would not have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

There were no services rendered by KPMG to the Fund for which the pre-approval requirement was waived.

Aggregate Non-Audit Fees.    The aggregate non-audit fees billed by KPMG for non-audit services rendered to the Fund, the Manager and Covered Service Providers for the years ended December 31, 2003 and December 31, 2004 were $100,000 and $1.2 million, respectively.

The Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered by KPMG to the Manager and Covered Service Providers which were not pre-approved (not requiring pre-approval) is compatible with maintaining KPMG’s independence. All services provided by KPMG to the Fund, the Manager or Covered Service Providers which were required to be pre-approved were pre-approved as required.

SUBMISSION OF SHAREHOLDER PROPOSALS

Shareholder proposals intended to be presented at the 2006 Annual Meeting of the Shareholders of the Fund must be received by September 1, 2005 to be included in the proxy statement and the form of proxy relating to that meeting, as the Fund expects that the 2006 Annual Meeting will be held in January of 2006. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Any shareholder who desires to submit a proposal at the 2006 Annual Meeting of Shareholders without including such proposal in the Fund’s proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to Citigroup Investments Corporate Loan Fund, 125 Broad Street, New York, New York 10004) during the period from November 1, 2005 to December 1, 2005. However, if the 2006 Annual Meeting of Shareholders is held earlier than December 30, 2005 or later than March 30, 2006, such written notice must be delivered to the Secretary of the Fund during the period from 90 days before the date of the 2006 Annual Meeting to the later of 60 days prior to the date of the 2006 Annual Meeting or 10 days following the public announcement of the date of the 2006 Annual Meeting. Shareholder proposals are subject to certain regulations under the federal securities laws.

The persons named as proxies for the Annual Meeting of Shareholders for 2006 will have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless the Fund receives notice of the matter by November 14, 2005, in which case these persons will not have discretionary voting authority except as provided in the SEC’s rules governing shareholder proposals.

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Citigroup Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Citigroup Asset Management

Compliance Department

399 Park Avenue, 4th Floor

New York, NY 10022

Complaints may also be submitted by telephone at 800-742-5274. Complaints submitted through this number will be received by the CCO.

The Fund’s Audit Committee Chair may be contacted at:

Citigroup Investments Corporate Loan Fund Inc.

Audit Committee Chair

Robert A. Frankel

1961 Deergrass Way

Carlsbad, CA 92009

A shareholder who wishes to send any other communications to the Board should deliver such communications to the Secretary of the Fund, Robert I. Frenkel, 300 First Stamford Place, 4th Floor, Stamford, CT 06902. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which shareholder communications will be relayed to the Board.

OTHER MATTERS

The Manager knows of no other matters which are to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

All proxies received will be voted “for” Proposal 1 unless otherwise directed therein.

By Order of the Board of Directors,

Robert I. Frenkel

Secretary

December 29, 2004

It is important that proxies be returned promptly. Shareholders who do not expect to attend the meeting are therefore urged to complete and sign, date and return the proxy card as soon as possible in the enclosed postage-paid envelope.

Annex A

AUDIT COMMITTEE CHARTER

AMENDED AND RESTATED AS OF FEBRUARY 11, 2004

Establishment and Purpose

This document serves as the Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management or Salomon Brothers Asset Management or one of their affiliates (each, an “Adviser”) listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to (a) assist Board oversight of (i) the integrity of the Fund’s financial statements, (ii) the Fund’s compliance with legal and regulatory requirements (iii) the qualifications and independence of the Fund’s independent auditors and (iv) the performance of the Fund’s internal audit function and independent auditors; (b) approve, and recommend to the Independent Board Members (as such term is defined below) for their ratification, the selection, appointment, retention or termination of the Fund’s independent auditors, as well as approving the compensation thereof; (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund’s independent auditors; and (d) for each closed-end Fund, prepare the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission for inclusion in the Fund’s annual Proxy Statement.

Duties and Responsibilities

The Fund’s independent auditors are accountable to the Committee.

The Committee shall:

1.	Bear direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors, or of any other public accounting firm engaged for the purpose of performing other audit, review or attest services for the Fund.

2.	Confirm with any independent auditor retained to provide audit services that the independent auditor has ensured the appropriate rotation of the lead audit partner pursuant to applicable regulations.

3.	Approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by

1  The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

4.	Discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors.

5.	Review, in consultation with the independent auditors, the proposed scope of the Fund’s audit each year, including the audit procedures to be utilized in the review of the Fund’s financial statements.

6.	Inquire of the Adviser and the independent auditors as to significant tax and accounting policies elected by the Fund (including matters affecting qualification under Subchapter M of the Internal Revenue Code).

7.	Review with the independent auditors any problems or difficulties the auditors may have encountered during the conduct of the audit and management’s response, including a discussion with the independent auditors of the matters required to be discussed by Statement on Auditing Standards No. 61, 89, 90 or any subsequent Statement, relating to the conduct of the audit.

8.	Review, in consultation, as appropriate, with the independent auditors and significant Fund service providers, matters relating to internal controls over financial reporting and disclosure controls and procedures of the Fund and of the Fund’s significant service providers.

Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

9.	Request, receive and/or review from the independent auditors such other materials as deemed necessary or advisable by the Committee in the exercise of its duties under this Charter; such materials may include, without limitation, any other material written communications bearing on the Fund’s financial statements, or internal or disclosure controls, between the independent auditors and the Fund, the Adviser or other Fund service providers, such as any management letter or schedule of unadjusted differences, and any comment or “deficiency” letter (to the extent such letters relate to financial reporting) received from a regulatory or self-regulatory organization addressed to the Fund or the Adviser that relates to services rendered to the Fund.

10.	For each closed-end Fund, establish procedures regarding the receipt, retention and treatment of complaints that the Fund may receive regarding Fund accounting, internal accounting controls or auditing matters, including procedures for the confidential or anonymous submission by Fund officers, employees, stockholders or service providers of concerns regarding questionable accounting or auditing matters related to the Fund.

11.	For each closed-end Fund, obtain and review a report by the Fund’s independent auditors describing (i) the auditing firm’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and (iii) (to assess the auditor’s independence) all relationships between the independent auditor and the Fund.

12.	For each closed-end Fund, discuss policies with respect to risk assessment and risk management.

13.	For each closed-end Fund, review hiring policies for employees or former employees of the Fund’s independent auditors.

14.	For each closed-end Fund, discuss with management and the Fund’s independent auditors the Fund’s audited and discuss with management the Fund’s unaudited financial statements, including any narrative discussion by management concerning the Fund’s financial condition and investment performance and, if appropriate, recommend the publication of the Fund’s annual audited financial statements in the Fund’s annual report in advance of the printing and publication of the annual report.

15.	For each closed-end Fund, discuss the Fund’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

16.	For each closed-end Fund, review and evaluate annually the performance of the Committee and the adequacy of this Charter and recommend any proposed changes to the Charter to the Board for approval.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, as it deems necessary to carry out its duties, special counsel and other experts or consultants at the expense of the Fund. The Fund shall provide appropriate funding, as determined by the Committee, for the Committee to carry out its duties and its responsibilities, including (a) for compensation to be paid to, or services to be provided by, the Fund’s independent auditors or other public accounting firm providing audit, review or attest services for the Fund, (b) for payment of compensation to any outside legal, accounting or other advisors, counsel or consultants employed by the Committee and (c) for the ordinary administrative expenses of the Committee. In performing its duties, the Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, the Adviser, the Fund’s sub-adviser(s), if any, the Fund’s counsel, counsel to the Independent Board Members and the Fund’s other service providers.

Composition

The Committee shall be composed of each Board member who has been determined not to be an “interested person,” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”), of the Fund (the “Independent Board Members”), or such lesser number as the Board of the Fund may specifically determine and reflect in the Board’s minutes, each of whom shall be financially literate and at least one of whom shall have accounting or related financial management expertise as determined by the Fund’s Board in its business judgment. Each member of the Committee must also meet the independence and experience requirements as set forth in Section 303.01(B) of the New York Stock Exchange’s Listed Company Manual or as set forth in Section 121(a) of the American Stock Exchange’s listing standards, as applicable, and the independence requirements applicable to investment companies set forth in Rule 10A-3 under of the Securities Exchange Act of 1934. For those Funds listed on the New York Stock Exchange, no member of the Committee may serve on the audit committees of more than three public companies, including the Funds, unless the Board determines that such simultaneous service would not impair the ability of such member to serve on the Committee effectively. The Committee shall elect a Chairperson, who shall preside over Committee meetings. The Chairperson shall serve for a term of three years, which term may be renewed from time to time.

Meetings

The Committee shall meet on a regular basis, but not less frequently than twice a year. Special meetings may also be held upon reasonable notice to the members of the Committee. An agenda shall be established for each meeting. The Committee may request any officer or employee of the Fund, the Fund’s counsel, counsel to the Independent Board Members, the Adviser, the Fund’s independent auditors or other interested persons to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee will meet periodically with the Fund’s independent auditors outside the presence of the Fund’s and the Adviser’s officers and employees. The Committee will also meet periodically with the Fund’s management outside the presence of the Fund’s independent auditors. Meetings of the Committee may be held in person, by telephone or by other appropriate means.

One-third of the Committee’s members, but not fewer than two members, shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

Reporting

The Chairperson shall report regularly to the Board on the result of the Committee’s deliberations and make such recommendations as deemed appropriate.

Limits on Role of Committee

The function of the Committee is oversight. The Fund’s management is responsible for (i) the preparation, presentation and integrity of the Fund’s financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out proper audits and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund’s Board) and (iii) statements made by the officers and employees of the Fund, the Adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. The designation of a person as an “audit committee financial expert,” within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

In carrying out its responsibilities, the Committee’s policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment.

Amendments

This Charter may be amended by a vote of a majority of the Board members.

Appendix A

Citigroup Investments Corporate Loan Fund Inc.*

Managed High Income Portfolio Inc.*

Managed Municipals Portfolio Inc.*

Municipal High Income Fund Inc.*

Real Estate Income Fund Inc.*

SB Adjustable Rate Income Fund

Zenix Income Fund Inc.*

*Closed-end Fund. The duties and responsibilities of paragraphs 10, 11, 12 and 13 and any other provision applicable exclusively to closed-end funds apply to these funds only.

Annex B

NOMINATING COMMITTEE CHARTER

Organization

The Nominating Committee of each registered investment company listed on Appendix A hereto (each, a “Fund” and together, the “Funds”) shall be composed solely of Directors who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) and, with respect to those Funds listed on the New York Stock Exchange, who are “independent” as defined in the New York Stock Exchange listing standards (“Independent Directors”). The Board of Directors of the Fund (the “Board”) shall nominate the members of the Committee and shall designate the Chairperson of the Committee. The Chairperson shall preside at each meeting of the Committee.

Responsibilities

The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

Evaluation of Potential Nominees

In evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee should consider among other factors it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, other Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•

the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

Quorum

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is a quorum shall be the act of the Committee.

Nomination of Directors

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the Board for its consideration.

Meetings

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: February 11, 2004

Appendix A

Citigroup Investments Corporate Loan Fund Inc.

Managed High Income Portfolio Inc.

Managed Municipals Portfolio Inc.

Municipal High Income Fund Inc.

Real Estate Income Fund Inc.

SB Adjustable Rate Income Fund

Zenix Income Fund Inc.

PROXY

CITIGROUP INVESTMENTS CORPORATE LOAN FUND INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Citigroup Investments Corporate Loan Fund Inc. (the “Fund”), a Maryland corporation, hereby appoints R. Jay Gerken, Robert I. Frenkel and Robert M. Nelson, as attorneys and proxies for the undersigned, and each of them, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock of the Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund, to be held at Citigroup Center, 153 East 53rd St., New York, New York on January 28, 2005 at 11:00 a.m., and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated December 29, 2004 and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

☒	Please mark votes as in this example.

This Proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF NOMINEES AS CLASS II DIRECTORS. Please refer to the Proxy Statement for a discussion of the Proposal.

1. ELECTION OF CLASS II DIRECTORS

    Class II: Robert A. Frankel and George M. Pavia

	FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES
☐
For all nominees except as noted above

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐

PLEASE SIGN, DATE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:	Date:	Signature:	Date:

PROXY

CITIGROUP INVESTMENTS CORPORATE LOAN FUND INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Auction Rate Cumulative Preferred Stock of Citigroup Investments Corporate Loan Fund Inc. (the “Fund”), a Maryland corporation, hereby appoints R. Jay Gerken, Robert I. Frenkel and Robert M. Nelson, as attorneys and proxies for the undersigned, and each of them, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Auction Rate Cumulative Preferred Stock of the Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund, to be held at Citigroup Center, 153 East 53rd St., New York, New York on January 28, 2005 at 11:00 a.m., and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated December 29, 2004 and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

☒	Please mark votes as in this example.

This Proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF NOMINEES AS CLASS II DIRECTORS. Please refer to the Proxy Statement for a discussion of the Proposal.

1. ELECTION OF CLASS II DIRECTORS

    Class II: (01) Robert A. Frankel and (02) George M. Pavia

	FOR ALL NOMINEES	☐	☐	WITHHELD FROM NOMINEES
☐
For all nominees except as noted above

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐

PLEASE SIGN, DATE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:	Date:	Signature:	Date: